                           UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      April 18, 2005

                                                 -------------------------

                              HASBRO, INC.

                          --------------------

         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

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  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

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 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

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           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

           On April 18, 2005, we announced our financial results for the fiscal quarter ended March 27, 2005, and certain other

           information. The press release, which has been attached

           as Exhibit 99, discloses a financial measure, Earnings

           before Interest, Taxes, Depreciation and Amortization

           ("EBITDA"), that is considered a non-GAAP financial measure as defined under SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Management believes that EBITDA is one of the appropriate measures for evaluating our operating performance, because it reflects the resources available for strategic opportunities including, among others,

           to invest in the business, strengthen the balance sheet and make strategic acquisitions. However, this measure should be

           considered in addition to, and not as a substitute for, or superior to, net earnings or other measures of financial

           performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the SEC. The EBITDA measures

           included in our press release have been reconciled to the

           most directly comparable GAAP measures as is required under SEC rules regarding the use of non-GAAP financial measures.

           This press release also includes the Company’s International segment net revenues excluding the impact of exchange rates.

           Management believes that the presentation of International segment net revenues minus the impact of exchange rate changes provides information that is helpful to an investor’s

           understanding of the segment’s underlying business performance absent exchange rate fluctuations which are beyond the Company’s control.

           As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

Item 9.01.    Financial Statements and Exhibits.

           (c) Exhibits

           99  Press Release, dated April 18, 2005, of Hasbro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.

                                             ------------

                                             (Registrant)

Date: April 18, 2005                  By:  /s/ David D.R. Hargreaves

                                              --------------------------

                                              David D. R. Hargreaves

                                              Senior Vice President and

                                              Chief Financial Officer

                                              (Duly Authorized Officer and

                                              Principal Financial Officer)

                                  HASBRO, INC.

                           Current Report on Form 8-K

                             Dated April 18, 2005

                                 Exhibit Index

Exhibit

  No.                              Exhibits

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  99           Press Release, dated April 18, 2005, of Hasbro, Inc.